UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2023, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Faraday Future Intelligent Electric Inc. (the “Company”), the Board appointed Li Han as a director, effective immediately. Ms. Han has not been named to any Board committees at this time.

Since January 2022, Ms. Han has served as General Counsel of Mirana Corp., a global investment firm that focuses on Web3 technologies. From June 2021 to December 2021, she served as General Counsel of Bybit Fintech Limited, a cryptocurrency trading platform. Ms. Han was a partner of O’Melveny & Myers LLP, an international law firm, from March 2018 to May 2021. While Ms. Han was a partner at O’Melveny, O’Melveny represented FF Intelligent Mobility Global Holdings Ltd. (a wholly owned subsidiary of the Company), Yueting Jia, FF Global Partners LLC, Royod LLC, and Ocean View Drive Inc. Ms. Han was the Group General Counsel of Shanda Investment Group, a privately-owned investment group based in Singapore, from September 2011 to February 2018. Previous to that, Ms. Han was an associate in two global law firms, Davis Polk & Wardwell LLP and Sullivan & Cromwell LLP.  She received her Juris Doctor degree from Columbia University, M.A. from Peking University and B.A. from Fudan University.

Ms. Han will participate in the same compensation programs as other non-management directors. There is no arrangement or understanding between Ms. Han and any other persons pursuant to which she was selected to serve as a director of the Company. There are no related party transactions between the Company and Ms. Han that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

Date: March 17, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer

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